Service

Innovation

Trust

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Corporation Q1 2010 Earnings Review & 2010 Outlook Enabling Science to Improve the Quality of Life Exhibit 99.2

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves. We believe that these expectations are reasonable and well-founded.
The forward-looking statements in this release are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 10–Income Taxes– to the Consolidated Financial Statements in the Company’s Form 10-K
report for the year ended December 31, 2009, (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) failure to achieve planned cost reductions in global supply chain rationalization, (12) an unanticipated increase in interest rates, (13) failure of sales initiatives in our Research and SAFC businesses, (14) ot her changes in the business environment in which the Company operates, and (15) the outcome of the matters described in Note 11-
Contingent Liabilities and Commitments-in the Company’s Form 10-K report for the year ended December 31, 2009. A further discussion of risk factors can be found in Item 1A of the Company’s Form 10-K report for the year ended December 31, 2009. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency impacts. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2010 to applicable rates of exchange and thus will be unable to reconcile the projected non-GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2010. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses proforma net income and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of the future restructuring charges, we are unable to include this in the 2010 diluted EPS forecast. Management believes this non GAAP information is useful to investors as well.  Reconciliations of GAAP to non-GAAP information are included in the Company’s April 22, 2010 earnings release posted on its website, www.sigma-aldrich.com

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© 2010 Sigma-Aldrich Co. All rights reserved.

First Quarter 2010 Financial Results
Diluted EPS
Net Income
Sales
$572
$100
$0.81
Q1 2010
(in millions, except EPS)
10%
19%
19%
As Reported
Free Cash Flow
$133 55%
4%
10%
10%
Excluding
Currency Impact
55%
YEAR-OVER-YEAR
Q1 performance reflects improved sales growth for research and
SAFC businesses and record quarterly EPS

Demand for research products continued to show growth.
SAFC sales show progressive quarterly increases
2010 Sales Growth
(Adjusted for Currency)
Sales Mix (YTD)
Total
Company
SAFC
Research
RESEARCH
73%
27%
SAFC
2.8%
9.0%
4.4%
Q1 2010/Q1 2009

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

Margin Analysis
PERCENTAGE OF SALES
S,G&A and R & D Expenses
Price
Volume/Mix/Productivity
2009: Operating Income Margin
Impact of Currency
2010: Operating Income Margin
Restructuring Costs
24.1%
0.6%
1.2%
0.2%
(0.7%)
25.7%
Q1
(1.1%)
Operating margins improved by 160 basis points

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Q1 Free cash flow sets new quarterly record
Free Cash Flow
(in millions)
Net Cash from Operations
Less Capital Expenditures
Changes in Performance Working Capital*
*Accounts Receivable + Inventory – Accounts Payable
2010
$ 100
23
(18)
46
151
(18)
$ 133
Net Income
Free Cash Flow
Other
Depreciation & Amortization
2009
$ 84
23
(38)
45
114
(28)
$ 86
3 MONTHS ENDED MARCH 31

7 2010 Guidance Organic Revenue Growth Diluted Adjusted EPS Free Cash Flow Mid single digits $3.05 to $3.20 >$350M

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Organic sales growth improved in 2010
First Quarter 2010 Highlights
•Financial Performance
• Organic Sales Growth + 4%
• Diluted EPS Growth (excluding currency) +10%
•Customer Sectors
• Chemical and related +
• Diagnostic +
• Academic +
• Pharmaceutical -
•Product Highlights
• New antibodies added
• Zinc Finger Nuclease adoption growing
• Expanded Analytical product offering
• Now offer Pfizer and Boehringer Ingelheim products
for research applications
• Strong SAFC Sales

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Plan to Achieve Objective
Impact of Top Line Growth Initiatives
4% Incremental contribution to top line growth
0.5%
Expand Web and B2B capabilities
Realign sales effort
Optimize
Go-to-Market
1.0%
Apply our technologies to customers’ unique and evolving
supply chains
SAFC/Unique
Mfg. Capabilities
1.0%
Increase presence and assets in faster growth economies Emerging Market
Expansion
Leverage chemistry knowledge to offer
products for materials research and
manufacturing
Chemistry
Increase focus on biology
Expand traditional product portfolio and build
new targeted platform technologies
Biology
1.5%
Expand into attractive areas of detection
and analysis
Analytical Innovation
ABC
M
Focus
(U.S. and Europe)
Incremental Impact Initiatives

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

Q1 2010 Performance
•Innovation
Reported Organic
• Analytical, Biology, Materials Science Sales Growth 10-17% 4-10%
•Geographic Expansion
• Growth in Asia Pacific/Latin America 23% 11%
• Growth in focus markets – India, China, Brazil 31% 21%
•SAFC Sales
• Q1 Performance 14% 9%
•eCommerce
Sales                                   %
of Research Sales
• Research Sales via eCommerce channels 47%
Initiatives collectively on track with expectations

SIGMA-ALDRICH
Accelerating Customers' Success through Innovation & Leadership
November

SAGE LABS
Sigma Advanced Genetic Engineering

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

11 2010 Guidance Organic Revenue Growth Diluted Adjusted EPS Free Cash Flow Mid single digits $3.05 to $3.20 >$350M

12 QUESTIONS? Sigma-Aldrich Corporation Q1 2010 Earnings Review